UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2023

ADTALEM GLOBAL EDUCATION INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13988	36-3150143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe
Chicago, Illinois 60661
(Address of principal executive offices) (Zip Code)

(312) (651-1400)
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value	ATGE	New York Stock Exchange
Common Stock $0.01 Par Value	ATGE	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07             Submission of Matters to a Vote of Security Holders.

On November 8, 2023, Adtalem Global Education Inc. (“Adtalem” or “the Company”) held its Annual Meeting of Shareholders.  The following tables present the final results of voting on each of the matters submitted to a vote of security holders during Adtalem’s Annual Meeting of Shareholders.

1.	Election of Directors: Our shareholders elected the following ten directors to serve until the 2024 Annual Meeting of Shareholders or until his or her successor has been duly elected and qualified.

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Stephen W. Beard	37,146,740	104,998	7,890	1,437,453
William W. Burke	37,021,083	164,503	74,042	1,437,453
Mayur Gupta	37,078,707	165,511	15,410	1,437,453
Donna J. Hrinak	37,101,347	150,415	7,866	1,437,453
Georgette Kiser	37,000,357	251,348	7,923	1,437,453
Liam Krehbiel	37,079,253	163,994	16,381	1,437,453
Michael W. Malafronte	36,912,722	330,469	16,437	1,437,453
Sharon L. O’Keefe	37,010,111	241,652	7,865	1,437,453
Kenneth J. Phelan	37,038,829	204,362	16,437	1,437,453
Lisa W. Wardell	37,000,026	254,794	4,808	1,437,453

2.	Ratification of the selection of PricewaterhouseCoopers LLP as Adtalem’s independent registered public accounting firm for 2024. Our shareholders approved this proposal.

FOR	AGAINST	ABSTAIN
37,703,579	783,720	209,782

3.	An advisory vote on the compensation of Adtalem’s named executive officers. Our shareholders approved this proposa

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
36,251,135	693,516	314,977	1,437,453

4.
An advisory vote to hold future advisory votes to approve named executive officer compensation every year, every two years or every three years.  Our shareholders voted, on an advisory basis, to hold future advisory votes on compensation of Adtalem’s named executive officers every year.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE
33,439,920	1,472	3,606,839	211,397	1,437,453

5.
Approval of an amendment to Adtalem’s Restated Certificate of Incorporation. Our shareholders approved an amendment to the Company’s Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
33,597,999	3,413,861	247,768	1,437,453

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTALEM GLOBAL EDUCATION INC.

By:	/s/ Douglas G. Beck
Douglas G. Beck
Senior Vice President, General Counsel and Corporate Secretary

Date: November 13, 2023